UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 11, 2016

TransEnterix, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 11, 2016, TransEnterix, Inc. (the "Company") filed two resale registration statements as required by Registration Rights Agreements the Company had entered into previously.

The first resale registration statement registers for resale 42,759,127 shares of the Company’s common stock, par value $0.001 per share, owned by the investors who participated in the Company’s September 2013 PIPE financing that combined TransEnterix Surgical, Inc. and SafeStitch Medical, Inc. through a reverse merger transaction. The registration of these shares of common stock does not necessarily mean that any of the shares will be offered or sold by the investors at any point in time. The Company will receive no proceeds from the sale of any such shares. The resale registration statement filing completes the Company’s obligations under the Registration Rights Agreement dated September 3, 2013.

The second resale registration statement registers for resale 15,543,413 shares of common stock issued to SOFAR S.p.A. ("SOFAR") as part of the consideration paid by the Company for the acquisition of the ALF-X Surgical Robotic System. The Company issued the shares to SOFAR in September 2015. The Company will receive no proceeds from the sale of any such shares. The resale registration statement filing completes the Company’s obligations to SOFAR under the Registration Rights Agreement dated September 21, 2015. At the current time, all of the shares registered on the SOFAR resale registration statement remain subject to the lock-up agreement SOFAR executed as part of the ALF-X Surgical Robotic System transaction documents. Subject to certain exceptions, all of the registered shares owned by SOFAR remain subject to such lock-up until September 21, 2016, when 50% of the shares will be released from the lock-up.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1 Registration Rights Agreement, dated as of September 3, 2013, by and among SafeStitch Medical, Inc. and the investors party thereto (filed as Exhibit 10.10 to our Current Report on Form 8-K, filed with the SEC on September 6, 2013 and incorporated by reference herein)

10.2 Registration Rights Agreement, dated September 21, 2015, by and between the Company and SOFAR S.p.A. (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on September 21, 2015 and incorporated by reference herein)

10.3 Lock-Up Agreement , dated September 21, 2015, by and between the
Company and SOFAR S.p.A. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on September 21, 2015 and incorporated by reference herein)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc.

February 11, 2016	By:	/s/ Joseph P Slattery

Name: Joseph P Slattery
Title: EVP & CFO